                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 22
Report of Independent Accountants................ 26
Dividend Reinvestment Plan....................... 27

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

January 20, 2000

Dear Shareholder:

    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


/s/ Richard F. Powers, III             /s/ Dennis J. McDonnell
Richard F. Powers, III                 Dennis J. McDonnell
Chairman                               President
Van Kampen Investment Advisory         Van Kampen Investment Advisory
Corp.                                  Corp.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
                                    [GRAPH]


97Q3                                                            4
97Q4                                                            3.1
98Q1                                                            6.7
98Q2                                                            2.1
98Q3                                                            3.8
98Q4                                                            5.9
99Q1                                                            3.7
99Q2                                                            1.9
99Q3                                                            5.7
99Q4                                                            5.8

Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                        VAN KAMPEN HIGH INCOME TRUST II
                           (NYSE TICKER SYMBOL--VLT)


 COMMON SHARE TOTAL RETURNS

One-year total return on market price(1)...................  (25.28%)
One-year total return based on NAV(2)......................   (1.77%)
 DISTRIBUTION RATE
Distribution rate as a % of closing common stock
price(3)...................................................   15.03%

 SHARE VALUATIONS

Net asset value............................................  $  6.56
Closing common stock price.................................  $ 5.750
One-year high common stock price (01/19/99)................  $8.8125
One-year low common stock price (12/29/99).................  $5.6875
Preferred share rate(4)....................................    5.95%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

Investing in high-yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                        VAN KAMPEN HIGH INCOME TRUST II

We recently spoke with representatives of the adviser of the Van Kampen High Income Trust II about the key events and economic forces that shaped the markets during the past year. Peter Ehret, portfolio manager, has managed the Trust since June 1, 1999, and worked in the investment industry since 1988. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Trust's performance during the one-year period ended December 31, 1999.

   Q COULD YOU DESCRIBE THE CONDITIONS IN THE BOND MARKET DURING THE REPORTING PERIOD?

   A The high-yield market proved to be one of the best-performing sectors of the domestic bond market during a poor year for fixed-income securities. Rising interest rates and concerns about inflation from a thriving economy caused the domestic fixed-income markets to decline significantly during 1999. Because the high-yield market typically displays lower sensitivity to interest rates than other areas of the fixed-income markets, high-yield securities were able to outperform Treasury, mortgage, and investment-grade corporate bonds, despite having a relatively poor year themselves.
    Credit problems and excess supply were among the major issues weighing down the high-yield market, and the Trust was not spared from erosion of market value. Credit problems mounted significantly in 1999, and as perceptions of credit risk increased, yields increased and bond values fell. Although the number of bond issuers in financial distress or bankruptcy increased during 1999, the trend appeared to be leveling off by year-end. The high-yield market as a whole seemed to be on the upswing by the end of the reporting period. Excess supply was mitigated as investors' interest in this asset class heightened, new bond issuance slowed, and the market grew more confident that the date rollover to the year 2000 was not going to present serious computer problems. The year closed on a high note, as November and December provided some of the year's best returns.

   Q  WHAT SECTORS PERFORMED WELL IN THIS ENVIRONMENT?

   A Once again, the telecommunications sector saw tremendous new issuance and outperformed other sectors as the industry grew during the year. Various portfolio constraints limit the Trust's ability to invest in this sector.
However, we were able to purchase some attractive telecommunications securities throughout the year that contributed to performance. At the end of the reporting period, telecommunications represented 10.5 percent of the portfolio's long-term holdings.
    Other top-performing sectors that benefited the Trust included gaming and commodity-oriented sectors such as energy and paper. Commodities generally experienced a turnaround during the year, with higher oil and paper prices underpinning the recoveries. For additional portfolio highlights, please refer to page 8.

   Q WILL YOU TRY TO INCREASE YOUR EXPOSURE TO TELECOMMUNICATIONS AND OTHER SECTORS GOING FORWARD?

   A Yes, as long as our research supports doing so. However, the Trust is constrained in its telecommunications sector holdings because of the quality and structure of many telecommunications issues. During 1999, we achieved a policy change with the major credit-rating agencies that now allows a broader range of issues to be introduced to the Trust. We are in the process of taking advantage of this opportunity and expect to invest more in telecommunications.

   Q OTHER THAN SECTOR LIMITATIONS, WERE THERE ANY DISAPPOINTMENTS DURING THE YEAR?

   A As we mentioned earlier, the high-yield market saw an increase in credit erosion in 1999. Some credit problems had a negative impact on the Trust during the year, although these effects were partially mitigated by diversification and credit selection. We were disappointed with some holdings in the supermarket and food sectors, which are currently experiencing limited growth despite the economic expansion. Some of these issues experienced credit problems that negatively affected the Trust's total return, so we will be closely monitoring these holdings in the coming months. We also experienced significant deterioration in some chemical sector investments, although we saw some recovery by year-end.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE TRUST?

   A We focused on increasing the portfolio's diversification throughout the year. To accomplish this, we selectively reduced our holdings in the chemicals sector and purchased bonds in smaller blocks to allow the portfolio to participate in a wider range of sectors and issues, including telecommunications. We also purchased some foreign securities during the year, which benefited the Trust as emerging-market and European high-yield issues outperformed the domestic market. In addition, we sold some of the bonds in the portfolio that were valued at a premium to their face value and invested the proceeds in a broader range of sectors and issues. In some instances, we used the proceeds from the premium sales to purchase discount bonds.
    To help cushion the Trust's net asset value in this volatile market, we purchased bonds with shorter maturities and higher credit quality. We also reduced risk potential by increasing the portfolio's sector and issue diversification, which we believe will reduce the consequences of individual credit failures.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A Total return performance was disappointing because of the general downturn in bond prices and the Trust's limited participation in high-performing sectors such as telecommunications. In addition, the Trust's leverage component hurt its performance during the period. Although leverage helps the Trust provide higher income levels to common shareholders, it made the portfolio more sensitive to the interest-rate increases we experienced during the reporting period and magnified the weak performance of the overall high-yield market. For the one-year period ended December 31, 1999, the Trust returned -25.28 percent(1) based on market price. This reflects a decrease in market price from $8.625 per share on December 31, 1998, to $5.75 per share on December 31, 1999.
    The Trust continued to provide shareholders with an attractive dividend, although the dividend rate was decreased in June and November. The adjustments can be attributed to a combination of credit problems, declining bond prices, and an increase in short-term interest rates that increased the cost of leverage for the Trust. The current monthly dividend of $0.072 per share translates to a distribution rate of 15.03 percent(3) based on the Trust's closing market price on December 31, 1999. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance does not guarantee future results.

   Q  WHAT DO YOU SEE AHEAD FOR THE HIGH-YIELD MARKET AND THE TRUST?

   A With year 2000 computer concerns largely behind us, we expect to see increased issuance in the high-yield market. We plan to maximize our new ability to invest in a greater range of issues and attractive sectors such as telecommunications, and we will continue to reduce the Trust's exposure to the chemical sector in line with our diversification efforts. Overall, we will continue to apply our research-intensive selection process and evaluate bonds on a case-by-case basis to find those that we believe can add the most value to the portfolio.

                               GLOSSARY OF TERMS

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

LEVERAGE: A process employed by the Trust that involves borrowing money at short-term interest rates by issuing preferred shares. The proceeds are then invested in longer-term bonds, which typically pay higher rates. The difference between the long-term rates earned by the Trust and the short-term rates paid on the preferred shares is passed along to shareholders in the Trust's dividend. Common shareholders typically benefit from leverage when short-term interest rates decline. However, a rise in short-term rates would have a negative effect by raising the Trust's borrowing costs and possibly affecting the dividend and price of common shares.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

                              PORTFOLIO HIGHLIGHTS

                        VAN KAMPEN HIGH INCOME TRUST II
 TOP FIVE PORTFOLIO INDUSTRIES*
[GRAPH]

                                                                     DECEMBER 31, 1999                  DECEMBER 31, 1998
                                                                     -----------------                  -----------------
Telecommunications                                                          10.5                               14.6
Chemical                                                                     9.0                                4.4
Printing, Publishing, & Broadcasting                                         8.6                                8.3
Oil & Gas                                                                    7.7                                8.1
Automobile                                                                   7.0                                1.4

* As a percentage of long-term investments

 NET ASSET VALUE AND MARKET PRICE
 (BASED UPON MONTH-END VALUES)
DECEMBER 1989 THROUGH DECEMBER 1999
[GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Dec 1989                                                                    9.000                             9.310
                                                                            8.750                             9.160
                                                                            8.500                             8.350
                                                                            8.625                             8.490
                                                                            8.500                             8.310
                                                                            7.750                             8.380
                                                                            8.250                             8.390
                                                                            8.500                             8.470
                                                                            7.250                             7.680
                                                                            5.125                             6.790
                                                                            5.125                             6.010
                                                                            5.625                             6.030
Dec 1990                                                                    5.250                             5.900
                                                                            5.250                             5.910
                                                                            5.250                             5.980
                                                                            6.000                             6.560
                                                                            6.500                             6.950
                                                                            7.000                             7.200
                                                                            6.750                             7.140
                                                                            6.875                             7.310
                                                                            7.000                             7.450
                                                                            7.125                             7.500
                                                                            7.375                             7.590
                                                                            7.750                             7.770
                                                                            7.375                             7.700
Dec 1991                                                                    7.500                             7.620
                                                                            8.000                             8.040
                                                                            8.000                             8.190
                                                                            8.250                             8.210
                                                                            8.375                             8.420
                                                                            8.500                             8.390
                                                                            8.625                             8.340
                                                                            8.750                             8.480
                                                                            8.750                             8.570
                                                                            9.125                             8.580
                                                                            8.875                             8.020
                                                                            8.875                             7.920
Dec 1992                                                                    9.375                             7.920
                                                                            9.500                             8.170
                                                                            9.875                             8.390
                                                                            9.750                             8.610
                                                                            9.875                             8.580
                                                                            9.625                             8.550
                                                                           10.125                             8.840
                                                                           10.250                             8.840
                                                                           10.500                             8.760
                                                                           10.250                             8.740
                                                                           10.500                             8.910
                                                                           10.000                             8.910
Dec 1993                                                                    9.750                             8.980
                                                                           10.375                             9.120
                                                                           10.625                             9.050
                                                                            9.875                             8.490
                                                                            9.875                             8.250
                                                                            9.750                             8.190
                                                                            9.760                             8.120
                                                                            9.500                             7.950
                                                                            9.375                             7.840
                                                                            8.875                             7.750
                                                                            8.625                             7.590
                                                                            8.250                             7.270
Dec 1994                                                                    7.500                             7.320
                                                                            7.625                             7.370
                                                                            8.000                             7.620
                                                                            8.250                             7.670
                                                                            8.125                             7.870
                                                                            8.375                             8.030
                                                                            8.625                             7.970
                                                                            8.500                             8.070
                                                                            8.750                             8.010
                                                                            8.625                             8.030
                                                                            9.000                             8.060
                                                                            8.750                             8.040
Dec 1995                                                                    8.750                             8.120
                                                                            9.125                             8.250
                                                                            9.000                             8.230
                                                                            8.875                             8.090
                                                                            9.000                             8.040
                                                                            8.875                             8.010
                                                                            8.750                             7.940
                                                                            8.750                             7.900
                                                                            9.000                             7.990
                                                                            9.125                             8.120
                                                                            9.125                             8.130
                                                                            9.375                             8.240
Dec 1996                                                                    9.375                             8.310
                                                                            9.375                             8.300
                                                                            9.625                             8.400
                                                                            9.375                             8.130
                                                                            9.125                             8.110
                                                                            9.500                             8.270
                                                                            9.813                             8.320
                                                                           10.000                             8.440
                                                                           10.000                             8.380
                                                                           10.063                             8.470
                                                                            9.938                             8.380
                                                                           10.188                             8.400
Dec 1997                                                                    9.813                             8.440
                                                                           10.125                             8.540
                                                                           10.375                             8.480
                                                                           10.000                             8.500
                                                                            9.625                             8.450
                                                                            9.813                             8.410
                                                                            9.563                             8.380
                                                                            9.563                             8.390
                                                                            7.813                             7.740
                                                                            8.500                             7.640
                                                                            8.750                             7.320
                                                                            9.188                             7.740
Dec 1998                                                                    8.625                             7.590
                                                                            8.750                             7.600
                                                                            8.625                             7.340
                                                                            8.438                             7.370
                                                                            8.000                             7.400
                                                                            8.125                             7.230
                                                                            8.313                             7.090
                                                                            8.125                             6.980
                                                                            7.625                             6.820
                                                                            7.188                             6.650
                                                                            7.000                             6.460
                                                                            7.125                             6.510
Dec 1999                                                                    5.750                             6.560

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                        VAN KAMPEN HIGH INCOME TRUST II

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM DEBT SECURITIES

AS OF DECEMBER 31, 1999
[PIE CHART]

                                              BBB/BAA                 BB/BA                   B/B             CCC/CAA AND BELOW
                                              -------                 -----                   ---             -----------------
As of December 31, 1999                         4.6                    36.5                   54.6                   4.3

AS OF DECEMBER 31, 1998
[PIE CHART]

                                   A/A TO                                                                CCC/CAA AND
                                   AAA/AAA           BBB/BAA            BB/BA              B/B              BELOW
                                   -------           -------            -----              ---           -----------
As of December 31, 1998              2.7               7.5              33.3              54.7               0.3


                                  NON-RATED
                                  ---------
As of December 31, 1998              1.5

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DIVIDEND HISTORY
FOR THE PERIOD ENDED DECEMBER 31, 1999

[BAR GRAPH]

                                                                           MONTHLY DIVIDEND
                                                                           ----------------
Jan 1999                                                                        0.0765
Feb 1999                                                                        0.0765
Mar 1999                                                                        0.0765
Apr 1999                                                                        0.0765
May 1999                                                                        0.0765
Jun 1999                                                                        0.0745
Jul 1999                                                                        0.0745
Aug 1999                                                                        0.0745
Sep 1999                                                                        0.0745
Oct 1999                                                                        0.0745
Nov 1999                                                                        0.0720
Dec 1999                                                                        0.0720

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                 Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
         CORPORATE BONDS  92.3%
         AEROSPACE & DEFENSE  2.4%
$1,350   Dyncorp...............................     9.500%     03/01/07    $ 1,181,250
 1,175   Sequa Corp............................     9.000      08/01/09      1,139,750
                                                                           -----------
                                                                             2,321,000
                                                                           -----------
         AUTOMOBILE  6.4%
 1,150   Aetna Industries, Inc.................    11.875      10/01/06      1,178,750
   225   Cambridge Industries, Inc.............    10.250      07/15/07         95,625
 1,935   JPS Automotive Products Corp..........    11.125      06/15/01      1,944,675
 2,250   Lear Seating Corp.....................     8.250      02/01/02      2,227,500
   290   Venture Holdings, Inc.................     9.500      07/01/05        259,550
   700   Venture Holdings, Inc.................    12.000      06/01/09        626,500
                                                                           -----------
                                                                             6,332,600
                                                                           -----------
         BEVERAGE, FOOD & TOBACCO  3.7%
   450   Canandaigua Brands, Inc...............     8.625      08/01/06        449,437
   755   Chiquita Brands International,
         Inc...................................    10.000      06/15/09        551,150
   900   Coca Cola Femsa S.A. (Mexico).........     8.950      11/01/06        902,250
   425   National Wine & Spirits, Inc..........    10.125      01/15/09        434,563
 1,300   Pepsi Gemex S.A. (Mexico).............     9.750      03/30/04      1,248,000
                                                                           -----------
                                                                             3,585,400
                                                                           -----------
         BUILDINGS & REAL ESTATE  1.3%
   225   Engle Homes, Inc......................     9.250      02/01/08        204,750
   433   Intrawest Corp........................     9.750      08/15/08        426,505
   675   Webb (Del E.) Corp....................    10.250      02/15/10        651,375
                                                                           -----------
                                                                             1,282,630
                                                                           -----------
         CHEMICAL  8.3%
   800   Acetex Corp. (Canada).................     9.750      10/01/03        732,000
 1,760   Agriculture Minerals & Chemicals,
         Inc...................................    10.750      09/30/03      1,249,600
   540   American Pacific Corp.................     9.250      03/01/05        545,400
   890   Equistar Chemicals L.P................     8.500      02/15/04        888,888
 2,272   Huntsman Polymers Corp................    11.750      12/01/04      2,385,600

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                 Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
         CHEMICAL (CONTINUED)
$1,129   ISP Holdings, Inc.....................     9.750%     02/15/02    $ 1,137,467
 1,500   Pioneer Americas Acquisition Corp.....     9.250      06/15/07      1,200,000
                                                                           -----------
                                                                             8,138,955
                                                                           -----------
         CONTAINERS, PACKAGING & GLASS  5.0%
   700   Fonda Group, Inc......................     9.500      03/01/07        589,750
   870   Printpack, Inc........................    10.625      08/15/06        839,550
 1,100   Radnor Holdings, Inc..................    10.000      12/01/03      1,105,500
   950   S.D. Warren Co........................    12.000      12/15/04        997,500
 1,420   Sweetheart Cup, Inc...................     9.625      09/01/00      1,412,900
                                                                           -----------
                                                                             4,945,200
                                                                           -----------
         DIVERSIFIED/CONGLOMERATE
         MANUFACTURING  0.9%
 1,050   Communications & Power Industries,
         Inc...................................    12.000      08/01/05        874,125
                                                                           -----------
         ELECTRONICS  1.6%
 1,575   Advanced Micro Devices, Inc...........    11.000      08/01/03      1,567,125
 1,050   DecisionOne Corp. (c).................     9.750      08/01/07          9,188
                                                                           -----------
                                                                             1,576,313
                                                                           -----------
         FINANCE  4.7%
 1,650   Americredit Corp......................     9.250      02/01/04      1,662,375
 1,000   Contifinancial Corp...................     8.375      08/15/03        110,000
   450   Port Arthur Finance Corp., 144A
         Private Placement (b).................    12.500      01/15/09        456,750
 2,500   Vicap S.A. (Mexico)...................    10.250      05/15/02      2,418,750
                                                                           -----------
                                                                             4,647,875
                                                                           -----------
         GROCERY  4.0%
   895   Disco S.A. (Argentina)................     9.125      05/15/03        816,688
   150   Fleming Cos., Inc.....................    10.625      12/15/01        151,500
 1,100   Fleming Cos., Inc.....................    10.500      12/01/04      1,014,750
 1,180   Jitney Jungle Stores America, Inc.
         (c)...................................    12.000      03/01/06        289,100
 1,340   Pantry, Inc...........................    10.250      10/15/07      1,306,500
   425   Pathmark Stores, Inc..................     9.625      05/01/03        320,875
                                                                           -----------
                                                                             3,899,413
                                                                           -----------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                 Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
         HEALTHCARE  3.3%
$  450   Fisher Scientific International,
         Inc...................................     7.125%     12/15/05    $   403,875
 1,050   Fresenius Medical Care Capital
         Trust.................................     9.000      12/01/06      1,034,250
   430   Health South Rehab Corp...............     9.500      04/01/01        417,100
   520   Iasis Healthcare Corp., 144A Private
         Placement (b).........................    13.000      10/15/09        536,900
   900   Tenet Healthcare Corp.................     8.625      01/15/07        870,750
                                                                           -----------
                                                                             3,262,875
                                                                           -----------
         HOTEL, MOTEL, INNS & GAMING  4.1%
   195   Agrosy Gaming Co......................    10.750      06/01/09        205,725
   460   Booth Creek Ski Holdings, Inc.........    12.500      03/15/07        333,500
   652   Boyd Gaming Corp......................     9.250      10/01/03        655,260
   675   Casino Magic Louisiana Corp...........    13.000      08/15/03        747,562
   195   Hollywood Casino Shreveport, 144A
         Private Placement (b).................    13.000      08/01/06        210,600
   325   Majestic Star Casino LLC..............    10.875      07/01/06        316,063
 1,100   Mohegan Tribal Gaming Authority.......     8.125      01/01/06      1,072,500
   440   Park Place Entertainment..............     8.500      11/15/06        438,900
                                                                           -----------
                                                                             3,980,110
                                                                           -----------
         LEISURE  2.3%
 2,100   Selmer Co., Inc.......................    11.000      05/15/05      2,215,500
                                                                           -----------
         MINING, STEEL, IRON & NON-PRECIOUS
         METAL  4.0%
   900   GS Technologies Operating, Inc........    12.250      10/01/05        414,000
   175   Kaiser Aluminum & Chemical, Inc.......     9.875      02/15/02        175,875
   870   Kaiser Aluminum & Chemical, Inc.......    10.875      10/15/06        880,875
   250   Renco Steel Holdings, Inc.............    10.875      02/01/05        218,750
 2,150   WCI Steel, Inc........................    10.000      12/01/04      2,198,375
                                                                           -----------
                                                                             3,887,875
                                                                           -----------
         OIL & GAS  7.1%
 1,200   Benton Oil & Gas, Inc.................    11.625      05/01/03        870,000
   235   Chesapeake Energy Corp................     9.625      05/01/05        222,663
   800   Frontier Oil Corp.....................    11.750      11/15/09        789,000

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                 Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
         OIL & GAS (CONTINUED)
$1,053   Giant Industries, Inc.................     9.750%     11/15/03    $ 1,029,307
 1,125   Giant Industries, Inc.................     9.000      09/01/07      1,046,250
 1,760   KCS Energy, Inc. (c)..................    11.000      01/15/03      1,364,000
   425   Petroleos Mexicanos Pemex (Mexico) ...     8.799      01/15/00        418,115
   800   Pride Petroleum Services, Inc.........     9.375      05/01/07        806,000
   700   Universal Compression, Inc. (a) ......   0/9.875      02/15/08        437,500
                                                                           -----------
                                                                             6,982,835
                                                                           -----------
         PAPER  1.3%
 1,320   Repap New Brunswick, Inc..............     9.000      06/01/04      1,287,000
                                                                           -----------
         PRINTING, PUBLISHING &
         BROADCASTING  7.9%
   450   Adelphia Communications Corp..........     9.250      10/01/02        454,500
   150   Classic Cable, Inc....................     9.375      08/01/09        145,500
   900   CSC Holdings, Inc.....................    10.500      05/15/16        999,000
   900   Grupo Televisa, Inc., S.A.
         (Mexico) .............................    11.375      05/15/03        960,750
   900   Grupo Televisa, Inc., S.A.
         (Mexico) .............................    11.875      05/15/06        960,750
   850   International Cabletel, Inc. (a) .....  0/12.750      04/15/05        858,500
   400   International Cabletel, Inc. (a) .....  0/11.500      02/01/06        366,000
   505   James Cable Partners L.P..............    10.750      08/15/04        508,787
 1,100   K-III Communications Corp.............    10.250      06/01/04      1,146,750
   550   Northland Cable Television, Inc.......    10.250      11/15/07        554,125
   800   Young Broadcasting, Inc...............    11.750      11/15/04        840,000
                                                                           -----------
                                                                             7,794,662
                                                                           -----------
         PRODUCER MANUFACTURING  3.9%
   150   Associated Materials, Inc.............     9.250      03/01/08        147,750
   500   Carpenter W.R., Inc...................    10.625      06/15/07        287,500
   750   Cemex S. A., 144A Private Placement
         (Mexico) (b) .........................     9.250      06/17/02        765,000
   420   Federal Mogul Corp....................     7.500      07/01/04        398,475

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                 Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
         PRODUCER MANUFACTURING (CONTINUED)
$  210   Juno Lighting, Inc....................    11.875%     07/01/09    $   196,350
   650   Numatics, Inc.........................     9.625      04/01/08        490,750
 1,450   Ucar Global Enterprises, Inc..........    12.000      01/15/05      1,526,125
                                                                           -----------
                                                                             3,811,950
                                                                           -----------
         RETAIL  2.3%
   200   Big 5 Corp............................    10.875      11/15/07        198,000
   500   Community Distributors, Inc...........    10.250      10/15/04        427,500
   500   Hosiery Corp. of America, Inc. .......    13.750      08/01/02        522,500
   430   K Mart Corp...........................     8.375      12/01/04        428,925
    50   Musicland Group, Inc..................     9.000      06/15/03         47,750
   675   Musicland Group, Inc..................     9.875      03/15/08        610,875
                                                                           -----------
                                                                             2,235,550
                                                                           -----------
         TELECOMMUNICATIONS  9.5%
   375   Airgate PCS, Inc......................          *     10/01/09        247,500
   160   Airgate PCS, Inc......................          *     10/01/09         91,200
 1,020   Capstar Broadcasting Partners ........     9.250      07/01/07      1,060,800
   950   EZ Communications, Inc................     9.750      12/01/05      1,002,250
   575   Global Crossing Holdings Limited, 144A
         Private Placement (b).................     9.125      11/15/06        570,687
   200   Globenet Communications Group Ltd.,
         144A Private Placement
         (Bermuda) (b).........................    13.000      07/15/07        205,000
   950   Gray Communications Systems, Inc......    10.625      10/01/06        983,250
   400   Intermedia Communications of Florida,
         Inc...................................    13.500      06/01/05        452,000
   150   Intermedia Communications, Inc........     8.875      11/01/07        141,000
   940   Intermedia Communications, Inc........     8.600      06/01/08        871,850
   435   IXC Communications, Inc...............     9.000      04/15/08        439,894
   900   McLeod USA, Inc.......................     8.375      03/15/08        859,500
   300   Metromedia Fiber Network, Inc.........    10.000      12/15/09        309,000
   420   Nextlink Communications, Inc., 144A
         Private Placement (b) ................    10.500      12/01/09        428,400
   930   Pegasus Communications Corp...........     9.625      10/15/05        925,350

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                 Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
         TELECOMMUNICATIONS (CONTINUED)
$  150   Philippine Long Distance Telephone
         (Philippines).........................    10.500%     04/15/09    $   150,375
   250   Telefonica De Argentina S.A., 144A
         Private Placement (Argentina) (b) ....     9.875      07/01/02        249,375
   310   Voicestream Wire .....................    10.375      11/15/09        320,075
                                                                           -----------
                                                                             9,307,506
                                                                           -----------
         TECHNOLOGY  0.5%
   275   PSINet, Inc. .........................    10.000      02/15/05        272,937
   250   Williams Communications Corp. ........    10.700      10/01/07        262,188
                                                                           -----------
                                                                               535,125
                                                                           -----------
         TEXTILES  2.3%
 1,315   Dan River, Inc. ......................    10.125      12/15/03      1,328,150
 1,575   Pillowtex Corp. ......................    10.000      11/15/06        732,375
   450   Scovill Fasteners, Inc. ..............    11.250      11/30/07        213,750
                                                                           -----------
                                                                             2,274,275
                                                                           -----------
         TRANSPORTATION  3.9%
   435   Cenargo International PLC (United
         Kingdom) .............................     9.750      06/15/08        364,313
   975   Continental Airlines, Inc. ...........     9.500      12/15/01        989,625
   930   Greyhound Lines, Inc. ................    11.500      04/15/07      1,050,900
   675   International Shipholding Corp. ......     9.000      07/01/03        658,125
   433   Northwest Airlines Corp. .............     8.375      03/15/04        411,891
   430   Stena AB (Sweden) ....................    10.500      12/15/05        395,600
                                                                           -----------
                                                                             3,870,454
                                                                           -----------
         UTILITIES  1.6%
 1,100   AES Corp. ............................     9.500      06/01/09      1,113,750
    90   Midland Cogeneration Venture .........    10.330      07/23/02         93,672
   800   National Energy Group, Inc. (c) ......    10.750      11/01/06        384,000
                                                                           -----------
                                                                             1,591,422
                                                                           -----------
TOTAL CORPORATE BONDS  92.3%...........................................     90,640,650
                                                                           -----------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                  Description                                              Market Value
---------------------------------------------------------------------------------------
EQUITIES  0.2%
Hosiery Corp. of America, Inc., (500 common shares) 144A Private
  Placement (b)........................................................    $    20,250
Intermedia Communications of Florida, Inc., (400 common stock warrants)
  144A Private Placement (b)...........................................         58,486
NTL, Inc., (1,188 common stock warrants) 144A Private Placement (b)....        157,907
Star Gas Partners L.P. (220 limited partnership units).................          2,915
Urohealth Systems, Inc., (525 common stock warrants) 144A Private
  Placement (b)........................................................              5
                                                                           -----------
TOTAL EQUITIES.........................................................        239,563
                                                                           -----------
TOTAL LONG-TERM INVESTMENTS  92.5%
  (Cost $100,093,881)..................................................     90,880,213
REPURCHASE AGREEMENT  5.8%
State Street Bank and Trust, (Collateralized by U.S. Treasury Bond,
$5,035,000 par, 7.875% coupon, due 02/15/21, dated 12/31/99, to be sold
on 01/03/00 at $5,666,534) (Cost $5,665,000)...........................      5,665,000
                                                                           -----------
TOTAL INVESTMENTS  98.3%
  (Cost $105,758,881)..................................................     96,545,213
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%............................      1,658,076
                                                                           -----------
NET ASSETS  100.0%.....................................................    $98,203,289
                                                                           ===========

*  Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) Non-income producing security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $105,758,881).......................    $96,545,213
Cash........................................................            945
Interest Receivable.........................................      2,158,641
Other.......................................................          7,066
                                                                -----------
      Total Assets..........................................     98,711,865
                                                                -----------
LIABILITIES:
Payables:
  Income Distributions - Common and Preferred Shares........        168,994
  Investment Advisory Fee...................................         62,320
  Affiliates................................................         12,990
Accrued Expenses............................................        155,600
Trustees' Deferred Compensation and Retirement Plans........        108,672
                                                                -----------
      Total Liabilities.....................................        508,576
                                                                -----------
NET ASSETS..................................................    $98,203,289
                                                                ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, 100,000,000 shares
  authorized, 1,800 outstanding with liquidation preference
  of $25,000 per share).....................................    $45,000,000
                                                                -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized,
  8,109,000 shares issued and outstanding)..................         81,090
Paid in Surplus.............................................     68,364,379
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (358,543)
Accumulated Net Realized Loss...............................     (5,669,969)
Net Unrealized Depreciation.................................     (9,213,668)
                                                                -----------
      Net Assets Applicable to Common Shares................     53,203,289
                                                                -----------
NET ASSETS..................................................    $98,203,289
                                                                ===========
NET ASSET VALUE PER COMMON SHARE ($53,203,289 divided by
  8,109,000 shares outstanding).............................    $      6.56
                                                                ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $10,087,190
Other.......................................................        307,484
                                                                -----------
      Total Income..........................................     10,394,674
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        764,958
Preferred Share Maintenance.................................        119,264
Trustees' Fees and Related Expenses.........................         22,254
Custody.....................................................         12,775
Legal.......................................................         10,448
Other.......................................................        194,936
                                                                -----------
      Total Expenses........................................      1,124,635
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 9,270,039
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $(2,589,717)
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (3,670,167)
  End of the Period.........................................     (9,213,668)
                                                                -----------
Net Unrealized Depreciation During the Period...............     (5,543,501)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(8,133,218)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 1,136,821
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                   Year Ended          Year Ended
                                                December 31, 1999   December 31, 1998
-------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................    $ 9,270,039         $ 9,580,076
Net Realized Gain/Loss.........................     (2,589,717)            219,158
Net Unrealized Depreciation During the
  Period.......................................     (5,543,501)         (6,422,414)
                                                   -----------         -----------
Change in Net Assets from Operations...........      1,136,821           3,376,820
                                                   -----------         -----------
Distributions from and in Excess of Net
  Investment Income:
  Common Shares................................     (7,289,187)         (7,783,535)
  Preferred Shares.............................     (2,220,961)         (2,430,458)
                                                   -----------         -----------
Total Distributions............................     (9,510,148)        (10,213,993)
                                                   -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................     (8,373,327)         (6,837,173)
NET ASSETS:
Beginning of the Period........................    106,576,616         113,413,789
                                                   -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of
  ($358,543) and $165,091, respectively).......    $98,203,289         $106,576,616
                                                   ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                      --------------------------------------------
                                       1999      1998     1997      1996     1995
----------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a)........................  $ 7.594   $8.437   $ 8.307   $8.117   $7.320
                                      -------   ------   -------   ------   ------
  Net Investment Income.............    1.144    1.182     1.202    1.228    1.273
  Net Realized and Unrealized
    Gain/Loss.......................   (1.004)   (.765)     .179     .214     .806
                                      -------   ------   -------   ------   ------
Total from Investment Operations....     .140     .417     1.381    1.442    2.079
                                      -------   ------   -------   ------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income:
    Paid to Common Shareholders.....     .899     .960      .960     .960     .960
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders........     .274     .300      .291     .292     .322
  Return of Capital Paid to Common
    Shareholders....................      -0-      -0-       -0-      -0-      -0-
                                      -------   ------   -------   ------   ------
Total Distributions.................    1.173    1.260     1.251    1.252    1.282
                                      -------   ------   -------   ------   ------
Net Asset Value, End of the
  Period............................  $ 6.561   $7.594   $ 8.437   $8.307   $8.117
                                      =======   ======   =======   ======   ======
Market Price Per Share at End of the
  Period............................  $ 5.750   $8.625   $9.8125   $9.375   $8.750
Total Investment Return at Market
  Price (b).........................  (25.28%)  (2.73%)   15.34%   18.91%   30.33%
Total Return at Net Asset
  Value (c).........................   (1.77%)   1.22%    13.90%   15.15%   25.19%
Net Assets at End of the Period (In
  millions).........................  $  98.2   $106.6   $ 113.4   $112.4   $110.8
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**..........................    1.97%    1.92%     1.83%    1.89%    1.96%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d).................   12.41%   10.85%    10.93%   11.58%   12.09%
Portfolio Turnover..................      56%      65%       98%      94%     124%
** Ratio of Expenses to Average Net
   Assets Including Preferred
   Shares...........................    1.10%    1.14%     1.10%    1.12%    1.15%

(a) Net asset value at December 31, 1991 of $7.619 is adjusted for redemption costs associated with the 9.5% cumulative preferred shares and offering costs associated with the auction preferred shares of $.332 per share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

Year Ended December 31,
--------------------------------------------------
       1994      1993     1992     1991     1990
--------------------------------------------------
       8.982    $7.916   $7.287   $5.884   $9.307
      $
      ------    ------   ------   ------   ------
       1.283    1.422    1.691    1.512     1.908
      (1.530)   1.021     .415    1.686    (3.410)
      ------    ------   ------   ------   ------
       (.247)   2.443    2.106    3.198    (1.502)
      ------    ------   ------   ------   ------
       1.180    1.200     .975     .920     1.238
                 .177     .502     .543      .666
        .235
                  -0-      -0-      -0-      .017
         -0-
      ------    ------   ------   ------   ------
       1.415    1.377    1.477    1.463     1.921
      ------    ------   ------   ------   ------
      $7.320    $8.982   $7.916   $7.619   $5.884
      ======    ======   ======   ======   ======
      $7.500    $9.750   $9.375   $7.500   $5.250
      (12.94%)  17.01%   39.58%   62.27%   (30.57%)
      (5.70%)   30.08%   16.92%   46.26%   (24.92%)
       104.4    $117.8   $109.2   $108.2   $ 94.1
      $
                 1.72%    1.73%    2.73%    2.12%
       1.97%
                14.41%   14.49%   13.59%   15.99%
      12.87%
        125%      140%     145%      97%      65%
       1.17%    1.05%    1.02%    1.52%     1.11%

                                              See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Trust II (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, consistent with preservation of capital, by investing in a portfolio of medium or lower grade fixed-income securities, or non-rated securities of comparable quality. As of April 1, 1999, through a resolution approved by the Board of Trustees, the Trust may invest up to 35 percent of its total assets in securities of foreign issuers. The Trust commenced investment operations on April 28, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1999, there were no when issued or delayed delivery purchase commitments.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such

                               December 31, 1999
--------------------------------------------------------------------------------

securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond discounts are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $5,348,493 which expires between December 31, 2002 and December 31, 2007. Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 1999, for federal income tax purposes, cost for long- and short-term investments is $105,776,414, the aggregate gross unrealized appreciation is $728,361 and the aggregate gross unrealized depreciation is $9,959,562, resulting in net unrealized depreciation on long- and short-term investments of $9,231,201.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified. Permanent differences of $11,048,002 relating to a portion of the capital loss carryforward that expired during the period was reclassified from accumulated net realized loss to capital and $283,525 relating to fee income was reclassified from accumulated distributions in excess of net investment income to accumulated net realized loss.

                               December 31, 1999
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .75% of the average net assets of the Trust.

    For the year ended December 31, 1999, the Fund recognized expenses of approximately $4,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended December 31, 1999, the Trust recognized expenses of approximately $58,000 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $53,787,347 and $53,394,372, respectively.

4. AUCTION PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged.

    As of December 31, 1999, the trust has outstanding 1,800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on December 31, 1999, was 5.95%. During the year ended December 31, 1999, the rates ranged from 4.55% to 5.95%.

                               December 31, 1999
--------------------------------------------------------------------------------

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen High Income Trust II:

We have audited the accompanying statement of assets and liabilities of Van Kampen High Income Trust II (the "Trust"), including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen High Income Trust II as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                           KPMG LLP

Chicago, Illinois

February 4, 2000

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS
State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056,

                        VAN KAMPEN HIGH INCOME TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*

THEODORE A. MYERS

RICHARD F. POWERS, III*--Chairman

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 2000 All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

                                YEAR 2000 UPDATE

As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.